EXHIBIT 99.10
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Accrued Interest Date:                                                                                 Collection Period Ending:
25-Feb-03                                                                                                             28-Feb-03
Distribution Date:                            BMW VEHICLE OWNER TRUST 2002-A                                          Period #
                                              ------------------------------
25-Mar-03                                                                                                                    10

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Balances
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                                                                            Initial         Period End
     Receivables                                                     $1,401,763,032       $941,074,248
     Reserve Account                                                    $14,017,630        $18,821,485
     Yield Supplement Overcollateralization                              $6,397,885         $4,355,428
     Class A-1 Notes                                                   $311,000,000                 $0
     Class A-2 Notes                                                   $358,426,000       $210,779,673
     Class A-3 Notes                                                   $446,779,000       $446,779,000
     Class A-4 Notes                                                   $251,253,000       $251,253,000
     Class B Notes                                                      $27,907,000        $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $981,295,763
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                              $21,644,114
           Receipts of Pre-Paid Principal                               $17,533,402
           Liquidation Proceeds                                            $573,357
           Principal Balance Allocable to Gross Charge-offs                $470,643
        Total Receipts of Principal                                     $40,221,516

        Interest Distribution Amount
           Receipts of Interest                                          $4,787,757
           Servicer Advances                                               $485,077
           Reimbursement of Previous Servicer Advances                           $0
           Accrued Interest on Purchased Receivables                             $0
           Recoveries                                                       $22,170
           Net Investment Earnings                                          $18,927
        Total Receipts of Interest                                       $5,313,931

        Release from Reserve Account                                             $0

     Total Distribution Amount                                          $45,064,804

     Ending Receivables Outstanding                                    $941,074,248

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance             $2,545,197
     Current Period Servicer Advance                                       $485,077
     Current Reimbursement of Previous Servicer Advance                          $0
     Ending Period Unreimbursed Previous Servicer Advances               $3,030,275

Collection Account
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     Deposits to Collection Account                                     $45,064,804
     Withdrawals from Collection Account
        Servicing Fees                                                     $817,746
        Class A Noteholder Interest Distribution                         $2,940,125
        First Priority Principal Distribution                                    $0
        Class B Noteholder Interest Distribution                           $112,791
        Regular Principal Distribution                                  $40,033,394
        Reserve Account Deposit                                                  $0
        Unpaid Trustee Fees                                                      $0
        Excess Funds Released to Depositor                               $1,160,748
     Total Distributions from Collection Account                        $45,064,804

Accrued Interest Date:                                                                                 Collection Period Ending:
25-Feb-03                                                                                                             28-Feb-03
Distribution Date:                            BMW VEHICLE OWNER TRUST 2002-A                                          Period #
                                              ------------------------------
25-Mar-03                                                                                                                    10

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $804,430
        Release from Collection Account                                  $1,160,748
     Total Excess Funds Released to the Depositor                        $1,965,178

Note Distribution Account
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     Amount Deposited from the Collection Account                       $43,086,310
     Amount Deposited from the Reserve Account                                   $0
     Amount Paid to Noteholders                                         $43,086,310

Distributions
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     Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000       Factor
     Class A-1 Notes                                                             $0                 $0       $0.00        0.00%
     Class A-2 Notes                                                    $40,033,394       $210,779,673     $111.69       58.81%
     Class A-3 Notes                                                             $0       $446,779,000       $0.00      100.00%
     Class A-4 Notes                                                             $0       $251,253,000       $0.00      100.00%
     Class B Notes                                                               $0        $27,907,000       $0.00      100.00%

     Interest Distributable Amount                                  Current Payment         Per $1,000
     Class A-1 Notes                                                             $0              $0.00
     Class A-2 Notes                                                       $591,501              $1.65
     Class A-3 Notes                                                     $1,414,800              $3.17
     Class A-4 Notes                                                       $933,824              $3.72
     Class B Notes                                                         $112,791              $4.04



Carryover Shortfalls
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                                                               Prior Period Carryover  Current Payment  Per $1,000
     Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
     Class B Interest Carryover Shortfall                                        $0                 $0          $0


Receivables Data
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                                                                   Beginning Period      Ending Period
     Number of Contracts                                                     47,731             46,642
     Weighted Average Remaining Term                                          43.60              42.73
     Weighted Average Annual Percentage Rate                                  6.45%              6.44%

     Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
        Current                                                        $863,641,085             91.77%
        1-29 days                                                       $63,284,565              6.72%
        30-59 days                                                      $10,898,017              1.16%
        60-89 days                                                       $1,871,550              0.20%
        90-119 days                                                        $906,412              0.10%
        120-149 days                                                       $472,619              0.05%
        Total                                                          $941,074,248            100.00%
        Delinquent Receivables +30 days past due                        $14,148,597              1.50%




                                  Page 2 of 3
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Accrued Interest Date:                                                                                 Collection Period Ending:
25-Feb-03                                                                                                             28-Feb-03
Distribution Date:                            BMW VEHICLE OWNER TRUST 2002-A                                          Period #
                                              ------------------------------
25-Mar-03                                                                                                                    10

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     Write-offs
        Gross Principal Write-Offs for Current Period                      $470,643
        Recoveries for Current Period                                       $22,170
        Net Write-Offs for Current Period                                  $448,473

        Cumulative Realized Losses                                       $1,925,144


     Repossessions                                                    Dollar Amount       Units
        Beginning Period Repossessed Receivables Balance                 $1,965,358          86
        Ending Period Repossessed Receivables Balance                    $1,568,144          68
        Principal Balance of 90+ Day Repossessed Vehicles                   $92,784           6



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                    $4,543,550
     Beginning Period Amount                                             $4,543,550
     Ending Period Required Amount                                       $4,355,428
     Current Period Release                                                $188,121
     Ending Period Amount                                                $4,355,428
     Next Distribution Date Required Amount                              $4,170,995

Reserve Account
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     Beginning Period Required Amount                                   $19,625,915
     Beginning Period Amount                                            $19,625,915
     Net Investment Earnings                                                $18,927
     Current Period Deposit                                                      $0
     Current Period Release to Collection Account                                $0
     Current Period Release to Depositor                                   $804,430
     Ending Period Required Amount                                      $18,821,485
     Ending Period Amount                                               $18,821,485



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